                                                                   EXHIBIT 10.70

THIS INSTRUMENT PREPARED BY
AND RETURN TO:
Fred S. Ridley, Esquire
Annis, Mitchell, Cockey,
  Edward & Roehn, P.A.
Post Office Box 3433
Tampa, Florida 33601

                         MORTGAGE AND SECURITY AGREEMENT

         THIS AGREEMENT, made this ____ day of January, 1998, between DIVOT PROPERTIES WGV, INC. of Hillsborough County, State of Florida, hereinafter called Mortgagor; and ___________________________. hereinafter called Mortgagee;

                              W I T N E S S E T H :

         Mortgagor, in consideration of the sum of Ten Dollars and other valuable consideration to Mortgagor paid by Mortgagee, receipt whereof is hereby acknowledged, does hereby grant, bargain, sell, assign, transfer, convey and confirm unto Mortgagee, the property situate in St. Johns County, Florida, described on EXHIBIT "A" attached hereto.

         Together with, all buildings, structures and other improvements and all fixtures, furniture and furnishings, equipment, carpeting, appliances and all other personalty now on such land or that may hereafter be erected or placed thereon or acquired therefor, including, but not limited to, all heating, lighting, plumbing, ventilating, refrigerating, air conditioning, sprinkling, water and power systems, appliances and fixtures; all elevators, motors and machinery; all storm and screen windows and doors, screens, awnings, window shades, bath tubs, sinks, toilets, basins, mirrors, refrigerators, hot water heaters and ranges, and all substitutions and replacements thereof and all proceeds thereof, including insurance proceeds, and all shrubbery now growing or that may hereafter be planted or grown thereon. The real and personal property described herein is sometimes hereafter collectively called "the property".

         Mortgagor also hereby grants, assigns, transfers and conveys to Mortgagee all rents, issues, income and profits from the property, which are hereby specifically assigned and pledged to Mortgagee as security for the payment of the debt herein referred to and Mortgagor's performance of all of Mortgagor's covenants and agreements herein contained; and also all the crops and/or produce of every kind now growing or that may be hereafter growing, grown or produced upon said land or any part thereof.

         Mortgagor also hereby grants, assigns, transfers and conveys to Mortgagee all and singular the ways, easements riparian and other rights, and all tenements, hereditaments and appurtenances thereunto belonging to the Property or in anywise appertaining thereto.

         Mortgagor hereby grants to Mortgagee a mortgage and a security interest in all of the property described in this Agreement and in addition to the rights of a mortgage, Mortgagee shall have all of the rights of a secured party under the Florida Uniform Commercial Code.

         TO HAVE AND TO HOLD the above described property unto Mortgagee, their and his heirs, successors and assigns forever.

         Mortgagor hereby covenants with Mortgagee that Mortgagor is indefeasibly seized with the absolute and fee simple title to the property; that Mortgagor has full power and lawful authority to sell, convey, assign, transfer and mortgage the same; that it shall be lawful for Mortgagee at any time hereafter peaceably and quietly to enter upon, have, hold and enjoy the property and every part thereof; that the property is free and discharged from all liens, encumbrances and claims of every kind, including all taxes and assessments; except for taxes and assessments not yet due and payable and governmental regulations; except taxes accruing subsequent to December 31, 1997 and subject to those matters set forth in EXHIBIT "B" attached hereto.

         That Mortgagor covenants that Mortgagor, at Mortgagor's own expense, will execute such other and further instruments and assurances to vest absolute and fee simple title to the property in Mortgagee that may be requested by Mortgagee; and that Mortgagor will, and his heirs, legal representatives and successors shall warrant and defend the title to the property unto Mortgagee against the lawful claims and demands of all persons whomsoever.

         This mortgage is given to secure to Mortgagee payment of that certain promissory note, of even date herewith, made by Mortgagor in the aggregate original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), accruing interest at the rate of fifteen percent (15%) per annum on the principal amounts remaining from time to time unpaid, which note is payable to the order of the Mortgagee at _________________________.

         Until full payment of such promissory note, or any extensions or renewals thereof, in whole or in part, and until payment of all other indebtedness or liability that may become due or owing hereunder and secured hereby, if mortgagor shall faithfully and promptly comply with and perform each and every other covenant and provision herein on the part of Mortgagor to be complied with and performed, then this Agreement shall be void.

         Mortgagor agrees that any additional sum or sums advanced by the then holder of the Note secured hereby to or for the benefit of Mortgagor, whether such advances are obligatory or made at the option of Mortgagee, or otherwise, at any time within twenty (20) years from the date of this mortgage, with interest thereon at the rate agreed upon at the time of each additional loan or advance, shall be equally secured with and have the same priority as the original indebtedness secured hereby and all such sums shall be subject to all of the terms and provisions of this mortgage, whether or not such additional loan or advance is evidenced by a promissory note and whether or not identified by a recital that it is secured by this mortgage; provided that the aggregate amount of principal indebtedness outstanding at any one time shall not exceed the sum of $1,500,000.00 and provided further that it is understood and agreed that this future advance provision shall not be construed to obligate Mortgagee to make any such additional loans or advances. It is further agreed that any additional note or notes executed and delivered under this future advance provision shall be included in the word "Note" wherever it appears in the context of this mortgage.

         And Mortgagor hereby further covenants as follows:

         To pay, with interest, the Note and any extensions or renewals thereof, in whole or in part, and all other indebtedness or liability hereby secured, however created or evidenced, promptly when the same respectively becomes due; to pay and/or discharge any other amounts, indebtedness and/or liability that may in the future become due, owing or outstanding from Mortgagor to Mortgagee, however the same may be or may have been contracted, evidenced or accrued; to pay all taxes and assessments levied or assessed upon the property before the same become delinquent, and in no event to permit the property, or any part thereof, to be sold for nonpayment of taxes or assessments, to keep the property in good repair and to permit, commit or suffer no waste, impairment or deterioration thereof; to comply strictly with all laws and governmental regulations and rules affecting said property or its operation; to pay all taxes that may be levied or assessed on this mortgage or the monies secured hereby; to permit no mechanic's or other liens arising either by contract or by law, to be created or rest upon all or any part of the property for ten days without the same being paid or released, and discharge of the property therefrom procured; and to pay all costs and expenses incurred or paid by Mortgagee in collecting the monies hereby secured or in enforcing or protecting the rights and security of the Mortgagee hereunder, including reasonable attorneys' fees incurred out of court, at trial, on appeal, or in bankruptcy proceedings, in the event the mortgage and the Note or other evidence of liability be placed in the hands of an attorney for collection.

         Mortgagor further covenants to keep the buildings, structures and other improvements now or hereafter erected or placed on the premises and constituting a part of the mortgage security constantly insured against all loss or damage for the full insurable value of the property for fire, windstorm and extended coverage in insurance companies satisfactory to Mortgagee (but Mortgagee shall not be liable for the insolvency or irresponsibility of any such companies), which policies shall provide for not less than 10 days written notice of cancellation to Mortgagee, and to pay promptly all premiums for such insurance, the policies representing which shall be delivered to and held by Mortgagee as additional security for the payment of the indebtedness and liability security hereby. All sums recoverable on any such insurance policies shall be made payable to Mortgagee by a loss payable clause satisfactory to Mortgagee, to be attached to such policies. In the event any such insurance policy shall expire during the life hereof, Mortgagor agrees to procure and pay for renewal thereof, with the above requirements, replacing such expired policy and deposit the same with Mortgagee, together with receipts showing payment in full of premiums therefor, ten days prior to the expiration date of such policy. In case of loss, Mortgagee is hereby authorized to adjust and settle any claim under any such policy and Mortgagee is authorized to collect and receipt for any such insurance money and to apply the same, at Mortgagee's option, in reduction of the indebtedness hereby secured, whether due or not, or to allow Mortgagor to use such insurance money, or any part thereof in repairing the damage or restoring the improvements or other property without affecting the lien hereof for the full amount secured hereby.

         It is further covenanted that Mortgagee may (but shall not be obligated so to do) advance monies that should have been paid by Mortgagor hereunder in order to protect the lien or security hereof, and Mortgagor agrees without demand to forthwith repay such monies, which amount shall bear interest from the date so advanced until paid at the rate of fifteen (15%) percent per annum and shall be considered as so much additional indebtedness secured hereby; but no payment by Mortgagee of any such monies shall be deemed a waiver of Mortgagee's right to declare the principal sum due hereunder by reason of the default or violation of Mortgagor in any of his covenants hereunder.

         Mortgagor further covenants that granting any extension or extensions of the time payment of any part or all of the total indebtedness or liability secured hereby, or taking other or additional security for payment thereof, shall not affect this mortgage or the rights of Mortgagee hereunder, or operate as a release from any liability upon any part of the indebtedness hereby secured under any covenant herein contained.

         It is further covenanted and made of the essence hereof that in case of default for ten (10) days in the performance of any of the covenants herein on the part of Mortgagor, then it shall be optional with Mortgagee to consider all unmatured indebtedness or liability secured hereby, and accrued interest thereon, as immediately due and payable, without demand and without notice or declaration of said option, and Mortgagee shall have the right forthwith to institute proceedings to enforce the collection of all monies secured hereby and/or to foreclose the lien hereof.

         It is further stipulated and agreed by and between the parties that the Mortgagee shall have the right to exercise any option or privilege herein given or reserved and to enforce any duty of the Mortgagor at any time without further or other notice regardless of any prior waiver by Mortgagee of default of Mortgagor or delay by Mortgagee in exercising any right, option or privilege or enforcing such duty of Mortgagor, and no waiver by Mortgagee of default of Mortgagor nor delay of Mortgagee in exercising any right, privilege or option or in enforcing any duty of Mortgagor shall be deemed, held or construed to be a waiver of any of the terms or provisions of this mortgage or of any subsequent or continuing default.

         Mortgagor covenants and agrees to cultivate and properly care for all growing crops on the property in accordance with prevailing horticulture practices in the State of Florida.

         It is further covenanted and agreed that if at any time in the option of Mortgagee a receivership may be necessary to protect the mortgaged property, or its rents, issues, profits, crops or produce, whether before or after maturity of the indebtedness hereby secured, or at the time of or after the institution of suit to collect such indebtedness or to enforce this mortgage, Mortgagee shall, as a matter of strict right and regardless of the value of the mortgage security for the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, have the right to the appointment on ex parte application, and without notice to anyone, by any court having jurisdiction, of a receiver to take charge of, manage, preserve, protect and operate the property and to operate and conduct any business located on the property, to collect the rents, issues, profits and income thereof, to sell and deliver all crops and produce growing or grown and produced on the property, to fertilize and care for any groves on the property, to make all necessary and needed repairs, and to pay all taxes and assessments against the property and insurance premiums for insurances thereon and after the payment of the expenses of the receivership and management of the property to apply the net proceeds in reduction of the indebtedness hereby secured or in such manner as the Court shall direct. Such receivership shall, at the option of Mortgagee, continue until full payment of all sums hereby secured or until title to the property shall have passed by sale under this mortgage.

         It is covenanted and agreed that the terms "Mortgagor" and "Mortgagee" are used for convenience herein, and such terms and any pronouns used in connection therewith, shall be construed to include the plural as well as the singular number, and the masculine, feminine and neuter genders, whenever and wherever the context so admits or requires; and that all covenants and obligations of the respective parties hereto shall extend to and be binding upon their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, Mortgagor has hereunto set his hand and seal the day and year first above written.

Signed, sealed and delivered                 DIVOT PROPERTIES WGV, INC.,
in the presence of:                          a Florida corporation


-------------------------
                                             By:
                                                --------------------------------

-------------------------


STATE OF ___________________
COUNTY OF __________________

         The foregoing instrument was acknowledged before me this _____ day of January, 1998, by _____________________, as ________________ of DIVOT
PROPERTIES, WGV, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _____________________ as identification.


                                             -----------------------------------
                                             NOTARY PUBLIC
                                             Name:
                                                  ------------------------------
                                             Serial #:
                                                      --------------------------
                                             My Commission Expires:

                                   EXHIBIT "B"

1. Saint Johns DRI Development Order approved under St. Johns County, Florida Resolution No. 91-130, as modified by Modification of Saint Johns DRI Development Order under Resolution No. 91-183, as noticed under Notification of DRI/Development Order recorded in Official Records Book 922, page 219, as further modified by Modification of Saint Johns DRI Development Order under Resolution 94-211 and Resolution 95-06, Resolution 96-102 and Resolution 96-233, as noticed under Notification of DRI/Development Order recorded in Official Records Book 1091, page 1119 and Official Records Book 1217, page 437, all of the public records of St. Johns County, Florida.

2. Water and Wastewater Utility Service Agreement, between Northwest Utilities I, Inc., SJH Partnership, Ltd. and St. Johns County, Florida dated January 24, 1995, as recorded in Official Records Book 1094, page 332, of the public records of St. Johns County, Florida.

3. Declaration of Covenants and Restrictions for Saint Johns Northwest Master recorded in Official Records Book 1185, page 595, public records of St. Johns County, Florida.

4. Memorandum of Declaration of Voluntary Payment Obligations recorded in Official Records Book 1185, page 1831, public records of St. Johns County, Florida.

5. Terms and provisions of Section 9.7 of the Agreement for Sale and Purchase by and between SJH Partnership, Ltd. and Broudy Brothers, Inc. dated May 24, 1996, restricting the property from being used for the sale of package liquor for off-premises consumption.

6. Exclusive rights as to development of timeshare estates, timeshare licenses or vacation clubs as such programs are defined under Chapter 721, F.S. contained in Special Warranty Deed in favor of Vistana WGV, Ltd., dated July 24, 1996, recorded in Official Records Book 1185, page 1409, public records of St. Johns County, Florida.

7. Exclusive rights as to golf products store contained in Special Warranty Deed in favor of WGV Retail, General Partnership dated July 24, 1996, recorded in Official Records Book 1185, page 1519, public records of St. Johns County, Florida.

8. Declaration of Covenants and Restrictions for Saint Johns Northwest Residential recorded in Official Records Book 1185, page 740, as amended in Official Records Book 1198, page 872, Official Records Book 1198, page 890, Official Records Book

         1230, page 1358, and Official Records Book 1252, page 1479, and Supplementary Declaration of Covenants and Restriction for Saint Johns-Northwest Residential recorded in Official Records Book 1279, page 286, all of the public records of St. Johns County, Florida.

9. A 25.0 foot Upland Buffer as shown on survey by Northeast Florida Surveyors, dated June 5, 1997.

10. Impact Fee Credit Agreement dated November 18, 1997 and recorded November 24, 1997 in Official Records Book 1278, page 1584 of the public records of St. Johns County, Florida.

11. Impact Fee Credit Agreement dated November 18, 1997 and recorded November 24, 1997 in Official Records Book 1278, page 1596 of the public records of St. Johns County, Florida.

12. Declaration of Covenants and Restrictions for Saint Johns 0 Northwest Commercial recorded in Official Records Book 1185, page 645, as amended by Notice of Relocation of Roadways - Saint Johns - Northwest Commercial recorded in Official Records Book 1198, page 866, and Supplementary Declaration of Covenants and Restrictions for Saint Johns
         - Northwest Commercial recorded in Official Records Book 1998, page 948, all of the public records of St. Johns County, Florida.

                                 PROMISSORY NOTE


$1,500,000.00                                                  January ___, 1998


FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of:
__________________________ ("Holder") at its office in _______________________, or at such other place as Holder hereof may designate, the sum of: One Million Five Hundred Thousand 00/100 Dollars ($1,500,000.00) of principal, or such lesser amount as shall equal the aggregate amounts advanced from time to time to Maker, together with interest on the unpaid balance of principal outstanding from time to time computed from the date of each advance to Maker to the date of receipt of payment, at the rate of fifteen percent (15%) per annum. Principal and interest shall be due and payable on June 30, 1998.

Payment of any installment shall be first applied to accrued interest to the date of receipt thereof, and the balance, if any, to principal.

Maker may prepay this Note in full or in part, without penalty, but any such prepayment shall be first applied to accrued interest, and the balance, if any, to principal.

All past due interest shall bear interest at the rate eighteen percent (18%) per annum.

Nothing herein, nor any transaction related hereto, shall be construed or so operate as to require the Maker to pay interest at a greater rate than shall be lawful. Should any interest or other charges paid by the Maker in connection with this Note result in the computation or earning of interest in excess of the maximum legal contract rate of interest which is legally permitted under the laws of Florida, from time to time, then any and all such excess shall be, and the same is, hereby waived by the Holder, and any and all such excess shall be automatically credited against and in reduction of the principal balance due under this indebtedness and any portion which exceeds the principal balance due under this Note shall be paid by the Holder to the Maker. At the maturity of this Note (or prior thereto, in the event of any permitted prepayment, or if the Holder accelerates payment thereof), if the total amount of interest paid, and any other charge upon the principal, exceeds the maximum legal contract rate permitted by law, such interest shall be recomputed and any such excess shall be credited to principal or returned to the Maker.

The indebtedness evidenced by this Note is secured by a certain Mortgage and Security Agreement, dated as of the date of this Note, encumbering property located in St. Johns County, Florida.

Upon the occurrence of any "event of default", the events constituting an "event of default" being hereinafter defined and enumerated, Holder hereof, at Holder's sole election, may declare all or any portion of the principal of and accrued interest on this Note to be immediately due and payable, and may proceed at once and without further notice to enforce this Note or any instrument securing or security for this Note, or both, in accordance with their terms. Failure of Holder to exercise this option at any time or times shall not be construed as a waiver thereof by Holder, nor shall Holder be prohibited from thereafter exercising such option at any subsequent time.

Each of the following events shall constitute an "event of default": (1) failure to pay any installment of principal or interest on the Note, or any renewal or extension thereof, when due; (2) failure to perform or to comply with any of the obligations imposed by any instrument given to secure the indebtedness evidenced by the Note or by any other agreement or undertaking of Maker securing or related to this Note; (3) failure by Maker to pay any obligation, whether direct or contingent, for borrowed money, or to perform or observe the terms of any instrument pursuant to which such obligation was created or secured, except when such obligation is being contested in good faith by Maker; (4) if any warranty, representation or statement made or furnished to Holder by or on behalf of Maker or any guarantor in connection with the loan to Maker proves to have been false in any material respect when made or furnished; (5) the death of any individual Maker, guarantor or any other person primarily or secondarily responsible for the repayment of this Note; (6) loss, theft, substantial damage, destruction, abandonment, sale or encumbrance to or of any of the collateral securing payment of this Note, or the making of any levy, seizure or attachment thereof or thereon; (7) if Maker or any guarantor becomes insolvent or bankrupt, or ceases, is unable, or admits in writing his inability to pay his debts as they mature, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors; or (8) if proceedings are commenced for the appointment of a receiver, trustee or liquidator of Maker or any guarantor, or of a substantial part of his assets or if any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or similar proceedings are commenced, voluntarily or involuntarily, and, if involuntarily, are not discharged within thirty (30) days.

Maker, and any endorser, surety, or guarantor of this Note hereby severally waives demand, protest, presentment, notice of nonpayment, notice of protest and diligence in bringing suit against any party and does hereby consent that time of payment of all or any part of the amount due hereunder may be extended from time to time by Holder hereof without notice.

Maker, and any endorser, surety, or guarantor further agree, jointly and severally to pay all costs of collection, including, in case the principal of this Note or any payment of the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security thereof, whether suit be brought or not, attorneys' fees, court costs, collection expenses and other expenses which Holder may incur or pay in the prosecution or defense of its rights hereunder, whether in judicial proceedings, including bankruptcy court and appellate proceedings, or whether out of court.

No delay or failure of Holder in the exercise of any right or remedy hereunder or under any other agreement or undertaking securing or related hereto shall affect any such right or remedy, and no single or partial exercise of any such right or remedy shall preclude any further exercise thereof, and no action taken or omitted by Holder shall be deemed a waiver of any such right or remedy.

This Note shall be binding upon Maker and the personal representatives, heirs and assigns of each of them and upon Holder and its successors and assigns.

This Note shall be construed and enforced in accordance with applicable Florida and Federal law.

It is agreed that time is of the essence and that, in the event of any default in payment of any installment for a period of fifteen (15) days, the Holder of this Note may, at Holder's option, declare all of the remainder of the debt due and payable. Any failure to exercise such option shall not constitute a waiver of the right to exercise the option at any other time.

                                    DIVOT PROPERTIES, WGV, INC.,
                                    a Florida corporation

                                    By:
                                       -----------------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------

                        ASSIGNMENT OF NET SALES PROCEEDS

         This ASSIGNMENT OF NET SALES PROCEEDS is made and entered as of the ____ day of January, 1998, by and between THE GAUNTLET AT CURTIS PARK, INC., a Virginia corporation ("Assignor"), and ____________________________ (the
"Assignee").

                                    RECITALS

         WHEREAS, Divot Properties WGV, Inc., a sister corporation of Assignor ("Divot"), is indebted to Assignee as evidenced by that Promissory Note (the "Note") dated as of January __, 1998 in the aggregate original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00);

         WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated as of January __, 1998 (the "Mortgage"), which will be recorded in the Public Records of St. Johns County, Florida.

         WHEREAS, as further security for the Note, Assignor has agreed to assign to Assignee the net sales proceeds (as hereinafter defined) from any sale of certain property owned by Assignor in Stafford County, Virginia, known as the Gauntlet at Curtis Park Golf Course ("Curtis Park") and which is more particularly described in EXHIBIT "A" attached hereto.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and undertakings hereinafter set forth, the parties hereby agree as follows:

         1. Assignment of Net Sales Proceeds. Assignor hereby assigns unto Assignee all of its right, title and interest to the Net Sales Proceeds from the sale of Curtis Park. As used herein, "Net Sales Proceeds" shall mean the gross sales price of Curtis Park, less sales commissions, closing costs and the amount payable to the holder of the first mortgage on Curtis Park in full and complete satisfaction of said mortgage. This Assignment of Net Sales Proceeds shall terminate at such time as Divot has paid the Note in full, and upon payment of the Note in full, Assignee shall deliver to Assignor a termination of this Assignment in recordable form. Until such termination, Assignor shall direct the closing agent for any sale of Curtis Park to pay the Net Sales Proceeds therefrom directly to Assignee.

         2. Default. A default shall have occurred hereunder if the Assignor shall fail to pay in full the Net Sales Proceeds to Assignee at the closing of any sale of Curtis Park.

         3. Governing Law. This instrument is to be construed in all respects and enforce according to laws of the State of Florida.

         4. Binding Effect. This instrument shall be binding upon and incur to the benefit of the Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this agreement on the day and year first above written.

                                    THE GAUNTLET AT CURTIS PARK, INC.,
                                    a Virginia corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

STATE OF _____________
COUNTY OF ____________

         The foregoing instrument was acknowledged before me this ______ day of January, 1998, by ___________________________________, as __________________ of
THE GAUNTLET AT CURTIS PARK, INC., a Virginia corporation, on behalf of the corporation. He/She is personally known to me or has produced __________________ as identification.


                                             -----------------------------------
                                             NOTARY PUBLIC
                                             Name:
                                                  ------------------------------
                                             Serial #:
                                                      --------------------------
                                             My Commission Expires:

                               CONTINUING GUARANTY

To: _____________________________                              January ___, 1998
    ("Lender")

Gentlemen:

         In consideration of and to induce the Lender to make or maintain loans, advances of money and extensions of credit granted to DIVOT PROPERTIES WGV, INC., a Florida corporation (hereinafter the "Borrower"), and to grant to Borrower such renewals, extensions, modifications, and forebearances as Lender may deem advisable, the undersigned (hereinafter the "Guarantor") and with full knowledge that Lender intends to rely hereon, hereby jointly and severally, unconditionally guarantees to the Lender and its assigns, Borrower's full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, of all Borrower's indebtedness to Lender arising out of that certain Promissory Note of even date herewith in the original principal amount $________________ (the "Obligation").

         In furtherance of the above Obligation, Guarantor further agrees to all of the following:

         1. This Guaranty is and shall be construed as a continuing, unlimited, absolute and unconditional guaranty of payment of the Obligation (and not merely of collection), without regard to the legality, validity, regularity or enforceability of any of the Obligation, any of the agreements pursuant to which any of the Obligation arose or were created or any other agreement related thereto, and without regard to any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or guarantor including, without limitation, a defense of statute or limitation or laches or to assert any right of setoff or counterclaim. The effectiveness of this Guaranty is in no way conditional upon any requirement that the Lender first attempt to collect any of the Obligation from the Borrower.

         2. The liability of any individual Guarantor hereunder is primary and independent of the liability of any other Guarantor and of any other guaranties at any time in effect with respect to all or any part of the Obligation. Each Guarantor's liability hereunder may be enforced regardless of the existence of any other Guarantors. Separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought and prosecuted against Borrower or any other Guarantor.

         3. The Lender shall have the absolute right, without giving notice to or obtaining the assent of a Guarantor and without relieving Guarantor of liability hereunder, to deal with the Borrower and each other party who now is or after the date hereof becomes liable in any manner (including an assumption of an Obligation) for the Obligation, in such manner as the Lender in its sole discretion deems fit. For this purpose, Guarantor gives to the Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Lender may approve; (b) vary the terms (including any increase in the interest rate) and grant renewals, extensions or modifications of any present or future Obligation of Borrower to the Lender; (c) grant time, waivers and other indulgences in respect thereto; (d) vary, exchange, release or discharge wholly or partially the Obligation of Borrower, or delay in or abstain from perfecting and enforcing any security interest, or guaranty or other means of obtaining payment of any Obligation which the Lender now has or acquires after the date hereof; (e) substitute or release all or part of any security now or hereafter held by Lender; (f) make a settlement with one or more Borrower for less than the aggregate amount of Borrower's Obligation and thereafter release Borrower from liability for its Obligation; (g) accept partial payments from Borrower or any other party; (h) release or discharge, wholly or partially, any endorser or any Guarantor; (i) make a settlement with one or more Guarantor for less than the aggregate amount of Borrower's Obligation and thereafter release a Guarantor from liability hereunder; and (j) compromise or make any settlement or other arrangement with Borrower. Lender shall not be obligated to inquire into the motives or purposes of any actions by Borrower in relation to the Obligation as a precondition to Guarantor's liability under the Guaranty, nor shall any act or omission by Lender affect or impair this Guaranty.

         4. The amount of liability of Guarantor and all rights, powers, and remedies of Lender hereunder and under any other agreement now or at any time hereafter in force between Lender and Guarantor, including any other guaranty executed by Guarantor relating to any Obligation, shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law.

         5. Guarantor warrants to Lender (a) it has disclosed to Lender in writing all known defaults of any of its personal or business Obligation and those business entities in which it is a principal and of any and all actions and proceedings pending or threatened against it or its business entities and will advise Lender of any such defaults that may occur in the future; and (b) nothing exists to impair the immediate taking effect of this Guaranty and the effectiveness of this Guaranty.

         6. Guarantor agrees to pay any deficiency remaining after the Lender realizes on any collateral security for Obligation by sale or resale (whether furnished by Borrower, Guarantor or a third party) but the Lender shall not be required to first proceed against such security. Upon the occurrence of any default by Borrower in any of its Obligation with Lender, Lender shall have immediate right, without notice or demand, to setoff against Guarantor's Obligation hereunder all money owed by Lender to Guarantor. Lender shall be deemed to have exercised such right to setoff and to have made a charge against any such money immediately upon the occurrence of such default even though such charge is made or entered in the books of the Lender subsequent thereto. Lender will notify Guarantor after any such setoff, but failure to do so shall not invalidate the setoff. Guarantor authorizes Lender to mark its books and records to reflect all of the described security interests and liens and act otherwise in recognition thereof.

         7. Guarantor hereby subordinates any debt currently or which hereafter may be owed to it by Borrower to the Obligation guaranteed hereunder and, upon request of the Lender, Guarantor will execute a separate subordination agreement. Guarantor further agrees that, to the extent it becomes subrogated to the Lender's rights by virtue of having made payments to the Lender on behalf of Borrower, such rights in subrogation shall be subordinate to the rights of the Lender with respect to any unpaid Obligation and agrees that it shall not be entitled to enforce or receive payment until all Obligation have been fully paid. Should Borrower make any payment to Guarantor, Guarantor shall hold such sum in trust and deliver same forthwith to Lender to be applied against the Obligation, in accordance with the discretion of Lender.

         8. This instrument contains the entire agreement of the parties as a final expression of this Guaranty. There are no pre-existing representations or conditions precedent (oral or written) respecting the effectiveness of this Guaranty. No provisions of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Lender and Guarantor, which expressly refers to the provision of this Guaranty to which such instrument relates. No such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing, course of performance or trade usage and no parol evidence of any nature, shall be used to supplement or modify any terms. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto and any waiver of a right in any instance shall not be deemed a waiver in any other instance. A waiver or modification with reference to any one event shall not be construed as continuing, nor shall it be construed as a bar to, or a waiver or modification of, any subsequent right, remedy or recourse to a subsequent event.

         9. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligation undertaken or purported to be undertaken by it or on its behalf, or if any of the monies included in the Obligation have become unrecoverable from Borrower by operation of law, pursuant to any bankruptcy proceeding, or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal borrower on all such Obligation. This Guaranty shall be in addition to any other guaranty or other security given for the Obligation, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

         10. Upon any default by Borrower in the full and prompt payment and performance of any of the Obligation, the liabilities and Obligation of Guarantor hereunder shall at the option of the Lender, become forthwith due and payable to the Lender without demand or notice of any nature, such demand or notice being expressly waived by Guarantor.

         11. In the event a voluntary petition or an involuntary petition (not discharged or dismissed within sixty days of its filing), is filed by or against Borrower under the United States Lenderruptcy Code of 1978, or any similar or successor law, or a receiver, custodian, or liquidator is appointed for Borrower, Guarantor shall, jointly and severally, without demand or notice, immediately become liable for the payment of the then unpaid principal balance, together with accrued and unpaid interest thereon, of Borrower's Obligation to Lender, whether or not the Lender is prohibited from seeking payment of the Obligation from Borrower by acceleration thereof, or whether or not said filing operates as a stay of any action on the part of Lender to seek enforcement or collection of such Obligation from Borrower or against any collateral of the Borrower which the Lender has or may have.

         12. Guarantor waives notice of acceptance hereof, notice of incurring future Obligation by Borrower, notice of any action taken or committed by the Lender in reliance hereon, of any requirement that the Lender be diligent or prompt in making demands hereunder, or that it give notice of any default by the Borrower or of the assertion of any other right of the Lender hereunder. Guarantor also irrevocably waives to the fullest extent permitted by law, all defenses which at any time may be available in respect of its Obligation hereunder by virtue of any homestead exemption, statute of limitations, stay, moratorium law or other similar law now or hereafter in effect. Guarantor also irrevocably waives any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower. Guarantor acknowledges it is fully responsible for being informed and continuing to remain informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation.

         13. Guarantor further waives any defense to enforcement of this Guaranty because of Lender's failure to preserve, perfect or continue perfecting any security interest now or hereafter held by Lender securing the Obligation, or any requirement for valuation and appraisal of collateral security or diligence in collection, or Lender's failure to claim or make any claim in any insolvency proceeding involving Borrower or any other Guarantor of the Obligation, or because of Lender releasing any one or more but not all the Guarantors from liability hereunder, or because of any right of setoff or counterclaim against the Borrower in respect of any liability of any Guarantor to Borrower including any proceeding under the Lenderruptcy Code or insolvency proceeding of any nature.

GENERAL

         14. "Guarantor" and "Borrower" as used in this Guaranty, as well as related pronouns, nouns and verbs, shall denote the singular and the plural, as well as natural or artificial persons, as appropriate.

         15. This Guaranty shall be construed and enforced in accordance with and governed by the laws of the State of Florida. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The caption or heading at the beginning of each section is for the convenience of the parties and are not part of the Guaranty.

         16. Any demand or notice to Guarantor shall be in writing and shall be effective when delivered to Guarantor's last known address or mailed or sent by telegraph to Guarantor's address as shown on the records of the Lender.

         17. If at any time all or any part of any payment theretofore applied by the Lender to any Obligation hereby guaranteed is or must be rescinded or returned by the Lender for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of Borrower), such indebtedness shall for the purpose of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such indebtedness as though such application by the Lender had not been made.

         18. Any notices or documents given by Guarantor to Lender shall be in writing and shall be sent to the address set forth at the beginning of this Guaranty. Notices of termination of this Guaranty must comply with the terms stated in the section entitled "Duration of Guaranty."

         19. Guarantor further agrees, as the principal obligor and not as Guarantor only, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all costs and expenses (including court costs, paralegal expenses, out-of-pocket expenses, and reasonable legal fees of counsel, including trial, appellate, post-judgment collection and bankruptcy proceedings) incurred or expended by the Lender (a) in connection with this Guaranty and the enforcement hereof, and (b) in connection with Lender's attempts to collect the Obligation from Borrower, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the maximum rate of interest permitted under applicable law.

         20. Lender may from time to time, without notice to Guarantor, assign or transfer all or a portion of any Obligation or any interest therein, and each and every assignee or transferee of the Obligation or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligation, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that the foregoing shall in no way restrict or preclude the assignee from qualifying as a holder in due course under the Uniform Commercial Code.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed on the day and year aforesaid.

WITNESSES:                                   BRASSIE GOLF CORPORATION

                                             By:
-----------------------------------             --------------------------------
Print Name:                                  Title:
           ------------------------


-----------------------------------
Print Name:                                  ("Guarantor")
           ------------------------



STATE OF
         --------------------------
COUNTY OF
          -------------------------

         The foregoing was acknowledged before me this ____ day of January, 1998, by ________________________________, as _____________ of Brassie Golf
Corporation and on its behalf, who is personally known to me or who has produced ____________________ as identification.



                                             -----------------------------------
                                             NOTARY PUBLIC
                                             Name:
                                                  ------------------------------
                                             My Commission Expires: